EXHIBIT 10.11






                          SECURITIES PURCHASE AGREEMENT



                                     BETWEEN



                        REGENERX BIOPHARMACEUTICALS, INC.



                                       AND



               SIGMA-TAU PHARMACEUTICAL GROUP AND OTHER PURCHASERS


                              ----------------------





                          DATED AS OF JANUARY 23, 2004

                          SECURITIES PURCHASE AGREEMENT

         This PURCHASE AGREEMENT, dated as of January 23, 2004, (this "Agreement") is entered into by and among REGENERX BIOPHARMACEUTICALS, INC., a Delaware corporation (the "Company"), with its principal executive office at 3 Bethesda Metro Center, Bethesda, Maryland 20814, and THE PERSONS LISTED ON THE SCHEDULE OF PURCHASERS attached hereto as Schedule I (each a "Purchaser," and collectively, the "Purchasers") (all collectively, the "Parties").

                                    RECITALS
                                    --------

          A. The Company and the Purchasers desire that the Company and the Purchasers enter into a Securities Purchase Agreement, including a related Warrant which will represent the sole binding obligation between the parties.

          B. On the terms and subject to the conditions set forth herein, each Purchaser is willing to purchase from the Company, and the Company is willing to sell to such Purchaser, shares of the Company's Common Stock (the "Shares"), no par value in the amount set forth opposite such Purchaser's name on Schedule I attached hereto, and the Company is willing to sell to such Purchaser warrant(s) to purchase the number shares of the Company's Common Stock set forth opposite such Purchaser's name on Schedule II attached hereto.

          C. The Company desires to enter into this Agreement for the purposes, among others, of establishing certain rights and obligations attendant to such investment.

                                    AGREEMENT
                                    ---------

          NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

          1. PURCHASE AND SALE OF THE SHARES.

             (a) Issuance and Purchase of Shares. At the Closing (as defined below), the Company agrees to issue and sell to each of the Purchasers, and, subject to all of the terms and conditions hereof, each of the Purchasers agrees to purchase Shares in the amount set forth opposite the respective Purchaser's name on Schedule I attached hereto. The obligations of the Purchasers to purchase Shares are several and not joint. The per share purchase price for the Shares shall be $0.95 (ninety-five cents).

             (b) Issuance of Warrants. In consideration for the purchase by the Purchasers of the Shares and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company will issue to each of the Purchasers set forth on Schedule II attached hereto a warrant in the form attached hereto as Exhibit A (each a "Warrant," and collectively, the "Warrants") to purchase up to the number of shares of Common Stock (the "Warrant Shares") as set forth opposite the respective Purchaser's name on Schedule II attached hereto. The Warrant is exercisable, at a price of $1.50 (one dollar and fifty cents), in whole or in part, at any time and from time to time from the Date of Grant, as defined in the Warrant, through a period of 30 (thirty) months after the Date of Grant.

             (c) Delivery. The sale and purchase of the Shares and the Warrants shall take place at a closing (the "Closing") to be held at the offices of Patton Boggs LLP, 2550 M Street, NW, Washington, DC 20037, on January 20, 2004 (the "Closing Date"), or at such other time or place as the parties shall mutually agree. The Parties agree that the Closing may occur by facsimile signature and delivery and that the Parties need not appear in person at the Closing. At the Closing, or as soon thereafter as practicable, the Company will deliver to each of the Purchasers a stock certificate representing the Shares registered in the name of the Purchaser and the respective Warrant to be purchased by such Purchaser, against receipt by the Company of the corresponding purchase price set forth opposite such Purchaser's name on Schedule I attached hereto (the "Purchase Price"). Each of the Warrants will be registered in such Purchaser's name in the Company's records.

             (d) Payment of Purchase Price. The Purchase Price for the Shares shall be payable by each Purchaser of immediately available funds to an escrow account at Riggs Bank, NA, Washington, DC on or before the Closing as follows:

                                 Riggs Bank N.A.
                                 ABA #054000030
                 RNB Corporate Trust Clearing Account #09590094
                            Sovereign Trust Services
                         FBO: RegeneRx/Riggs Bank Escrow
                               Account #840130017
                               Attn: Earl Ziegler
                              Voice: (202) 835-6746

             (e) Use of Proceeds. The proceeds of the sale and issuance of the Shares and Warrants shall be used for the funding of Phase II clinical trials for chronic dermal wound healing and general corporate purposes.

             (f) Registration of Shares. The Company undertakes to register the Shares with the Securities and Exchange Commission on a registration statement on Form SB-2, or whatever form the Company is eligible to use, as soon as practicable after the Closing, but no later than forty-five (45) days after the Closing.

          2. REPRESENTATIONS AND WARRANTIES OF COMPANY. The Company represents and warrants to each Purchaser that:

             (a) Due Incorporation, Qualification, etc. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a Material Adverse Effect.

             (b) Authority. The execution, delivery and performance by the Company of each Transaction Document to be executed by the Company and the consummation of the transactions


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

contemplated thereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company.

             (c) Enforceability. Each Transaction Document executed, or to be executed, by the Company has been, or will be, duly executed and delivered by the Company and constitutes, or will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

             (d) Non-Contravention. The execution and delivery by the Company of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the Certificate of Incorporation or Bylaws of the Company or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties.

             (e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby.

          3. REPRESENTATIONS AND WARRANTIES OF PURCHASERS. Each Purchaser, for that Purchaser alone, represents and warrants to the Company upon the acquisition of the Shares and/or Warrant as follows:

             (a) Binding Obligation. Such Purchaser has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Each of this Agreement and each Warrant issued to such Purchaser is a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

             (b) Securities Law Compliance. Such Purchaser has been advised that the Shares and Warrants have not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Such Purchaser is aware that the Company is under no obligation to effect any such registration with respect to the Shares and Warrants or to file for or comply with any exemption from registration, except as provided in Section 1(f). Such Purchaser has not been formed solely for the purpose of making this investment and is purchasing the Shares and Warrant(s) to be acquired by such Purchaser hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof. Such Purchaser has such knowledge and experience in financial and business matters that such

Purchaser is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. Such Purchaser is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act.

             (c) Access to Information. Such Purchaser acknowledges that the Company has given such Purchaser access to the corporate records and accounts of the Company and to all information in its possession relating to the Company, has made its officers and representatives available for interview by such Purchaser, and has furnished such Purchaser with all documents and other information required for such Purchaser to make an informed decision with respect to the purchase of the Shares and Warrant.

          4. CONDITIONS TO CLOSING OF THE PURCHASERS. Each Purchaser's obligations at the Closing are subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by all of the Purchasers:

             (a) Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof shall have been true and correct when made, and shall be true and correct on the Closing Date.

             (b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Shares and Warrants.

             (c) Legal Requirements. At the Closing, the sale and issuance by the Company, and the purchase by the Purchasers, of the Shares and Warrants shall be legally permitted by all laws and regulations to which the Purchasers or the Company are subject.

             (d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers.

             (e) Transaction Documents. The Company shall have duly executed and delivered to the Purchasers the following documents:

                 (A) This Agreement;

                 (B) Each Warrant issued hereunder.

             (f) License Agreement. Closing shall take place simultaneously with and only upon execution of a license agreement for certain development and marketing rights pursuant to thymosin beta 4, in Europe and surrounding countries, from the Company to Sigma-Tau Pharmaceutical Group (or its affiliate).

          5. CONDITIONS TO OBLIGATIONS OF COMPANY. The Company's obligation to issue and sell the Shares and Warrants at the Closing is subject to the fulfillment, on or prior to the Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company:

             (a) Representations and Warranties. The representations and warranties made by the Purchasers in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

             (b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Shares and Warrants.

             (c) Legal Requirements. At the Closing, the sale and issuance by the Company, and the purchase by the Purchasers, of the Shares and/or Warrants shall be legally permitted by all laws and regulations to which the Purchasers or the Company are subject.

             (d) Purchase Price. Each Purchaser shall have delivered to the Company the Purchase Price in respect of the Share and/or Warrant(s) being purchased by such Purchaser referenced in Sections 1(a) and 1(b) hereof and
Schedule I attached.

          6. MISCELLANEOUS.

             (a) Waivers and Amendments. Any provision of this Agreement may be amended, waived or modified only upon the written consent of the Company and a Majority in Interest of the Purchasers.

             (b) Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware or of any other state.

             (c) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

             (d) Successors and Assigns. Subject to the restrictions on transfer described in Section 6(e) below, the rights and obligations of the Company and the Purchasers of the Shares shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

             (e) Entire Agreement. This Agreement together with the Warrants and other Transaction Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and this Agreement together with the Warrants and other Transaction Documents supercede and replace all other Agreements or Warrants or other obligations between the parties.

             (f) Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery, addressed (i) if to a Purchaser, at such Purchaser's address set forth in the Schedule of Purchasers attached hereto as Schedule I, or at such other address as such Purchaser shall have furnished the Company in writing, or (ii) if to the Company, at its address set forth at the beginning of this Agreement, or at such other address as the Company shall have furnished to the Purchasers in writing.

             (g) Separability of Agreements; Severability of this Agreement. The Company's agreement with each of the Purchasers is a separate agreement and the sale of the Shares and Warrants to each of the Purchasers is a separate sale. Unless otherwise expressly provided herein, the rights of each Purchaser hereunder are several rights, not rights jointly held with any of the other Purchasers. Any invalidity, illegality or limitation on the enforceability of the Agreement or any part thereof, by any Purchaser whether arising by reason of the law of the respective Purchaser's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Purchasers. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

             (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.


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


         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

                                COMPANY:

                                REGENERX BIOPHARMACEUTICALS, INC.
                                a Delaware corporation



                                By: /s/ J.J. Finkelstein
                                    -------------------------------------------
                                Name: J.J. Finkelstein
                                      -----------------------------------------
                                Title: President and Chief Executive Officer
                                       ----------------------------------------

PURCHASERS:


DEFIANTE FARMACEUTICA L.D.A.                                    DLJSC IRA FBO RICHARD J. HINDIN
a Portuguese corporation

/s/ Pedro Moreira da Cruz Quintas                               /s/ Richard J. Hindin
-----------------------------------------------------------     ---------------------------------------------------------------
Name: Mr. Pedro Moreira da Cruz Quintas                         Name: Richard J. Hindin
Title: Director


/s/ Joseph C. McNay                                             /s/ Alan Nordlinger
-----------------------------------------------------------     ---------------------------------------------------------------
Name: Joseph C. McNay                                           Name: Alan Nordlinger


/s/ Sheldon Kamins                                              /s/ David C. Silver
-----------------------------------------------------------     ---------------------------------------------------------------
Name: Sheldon Kamins                                            Name: David C. Silver


/s/ Barry P. Taff                                               /s/ Dave M. Muchnikoff
-----------------------------------------------------------     ---------------------------------------------------------------
Name: Barry P. Taff                                             Name: Dave M. Muchnikoff


/s/ Brian L. Alpert                                             /s/ Lynn Alpert by Brian L. Alpert, attorney in fact
-----------------------------------------------------------     ---------------------------------------------------------------
Name: Brian L. Alpert                                           Name: Lynn Alpert by Brian L. Alpert, attorney in fact
                                                                      ---------------------------------------------------------

/s/ Lawrence J. Eisenberg                                       /s/ Norman Freidkin
Name: Lawrence J. Eisenberg                                     Name: Norman Freidkin


/s/ Dennis F. Ratner                                            /s/ Michael L. Nash, Kristine M. Nash
-----------------------------------------------------------     ---------------------------------------------------------------
Name: Dennis F. Ratner                                          Name: Michael L. Nash, Kristine M. Nash


/s/ Ross H. & Donna Tish Spicer                                 /s/ G. Kent Humphries & Debbie Humphries JT TEN
-----------------------------------------------------------     ---------------------------------------------------------------
Name: Ross H. & Donna Tish Spicer                               Name: G. Kent Humphries & Debbie Humphries JT TEN


/s/ G. Kent Humphries Cust. for Devon Ann Humphries UTMA/MD     /s/ G. Kent Humphries  Cust. for Garrett Kent Humphries UTMA/MD
-----------------------------------------------------------     ---------------------------------------------------------------
Name: G. Kent Humphries Cust. for Devon Ann Humphries UTMA/MD   Name: G. Kent Humphries Cust. for Garrett Kent Humphries UTMA/MD




/s/ G. Kent Humphries Cust. for Taylor Kent Humphries UTMA/MD     /s/ William Bateman
-------------------------------------------------------------     ---------------------------------------------------------
Name: G. Kent Humphries Cust. for Taylor Kent Humphries UTMA/MD   Name: William Bateman



/s/ Marc J. Loundas                                               /s/ Bernard Wolfe
-------------------------------------------------------------     ---------------------------------------------------------
Name: Marc J. Loundas                                             Name: Bernard Wolfe


LEE & KAREN HINDIN (JT)                                           SAM & JOAN LEBAUER (JT)


/s/ Lee Hindin                                                    /s/ Sam LeBauer
-------------------------------------------------------------     ---------------------------------------------------------
Name: Lee Hindin                                                  Name: Sam LeBauer

/s/ Karen Hindin                                                  /s/ Joan LeBauer
-------------------------------------------------------------     ---------------------------------------------------------
Name: Karen Hindin                                                Name: Joan LeBauer



REGEN ASSOCIATES, LLC


/s/ Mark Rabin
-------------------------------------------------------------
Name: Mark Rabin

                                   SCHEDULE I

                             SCHEDULE OF PURCHASERS
                             ----------------------

             Name and Address                   Purchase Price of Shares
             ----------------                   ------------------------

                                   SCHEDULE II

                           SCHEDULE OF WARRANT HOLDERS
                           ---------------------------

                  Name and Address                Warrant Amount
                  ----------------                --------------

                                    EXHIBIT A

                                     WARRANT
                                     -------